UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

Bowlero Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40142	98-1632024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7313 Bell Creek Road Mechanicsville, Virginia	23111
(Address of principal executive offices)	(Zip Code)

(804) 417-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	BOWL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Results of the Completed Warrant Redemption

On May 19, 2022, Bowlero Corp. (“Bowlero”) issued a press release announcing results of the completed redemption of all of its outstanding publicly traded and privately held warrants to purchase shares of its Class A common stock, par value $0.0001 per share (the “Common Stock”) that were issued under the Warrant Agreement, dated as of March 2, 2021, between Bowlero (f/k/a Isos Acquisition Corporation) and Continental Stock Transfer & Trust Company.

Update on the Company’s Repurchase Program

Bowlero also announced that, as of May 11, 2022, it has repurchased 465,667 shares of Common Stock for at an average cost of $9.25 or $4,305,750 since the end of its third fiscal quarter ended March 27, 2022 under its previously authorized program for the repurchase of up to an aggregate amount of $200 million of its shares of Common Stock and warrants, which was announced on February 7, 2022.

Repurchases of Common Stock and the timing thereof will depend upon market conditions, corporate liquidity requirements and priorities, debt agreement limitations and other factors as may be considered in Bowlero’s sole discretion. The share repurchase program does not obligate Bowlero to repurchase any particular amount of Common Stock and may be suspended or discontinued at any time without notice. Repurchases may be made in the open market, by block purchase, or in privately negotiated transactions or otherwise. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Exchange Act, which would permit shares to be repurchased when Bowlero might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions.

A copy of the press release announcing the completion of the redemption and the repurchases is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowlero Corp.

Date:	May 19, 2022	By:	/s/ Brett I. Parker
Name: Brett I. Parker
Title: President and Chief Financial Officer

[Signature Page to Form 8-K]